Exhibit 24.1

					  POWER OF ATTORNEY

		KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Keiser and Edward W. Moneypenny, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Company's Registration Statement regarding the ORYX ENERGY COMPANY EXECUTIVE VARIABLE INCENTIVE PLAN on
Form S-8 under the Securities Exchange Act of 1933 and any or all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

	   Signature                       Title                         Date

/s/    ROBERT L. KEISER     Chairman of the Board, President,      May 2, 1996
	  Robert L. Keiser     and Chief Executive Officer (principal
					   executive officer)

/s/ EDWARD W. MONEYPENNY    Executive Vice President, Finance,     May 2, 1996
    Edward W. Moneypenny    Chief Financial Officer (principal
					   financial officer), and Director

/s/  ROBERT L. THOMPSON     Comptroller and Corporate Planning     May 2, 1996
	Robert L. Thompson     Director (principal accounting
					   officer)

/s/    JERRY W. BOX         Executive Vice President, Chief        May 2, 1996
	  Jerry W. Box         Operating Officer and Director

/s/ WILLIAM E. BRADFORD     Director                               May 2, 1996
    William E. Bradford

/s/   ROBERT B. GILL        Director                               May 2, 1996
	 Robert B. Gill

/s/ DAVID S. HOLLINGSWORTH  Director                               May 2, 1996
    David S. Hollingsworth

/s/ CHARLES H. PISTOR, JR.  Director                               May 2, 1996
    Charles H. Pistor, Jr.

/s/  PAUL R. SEEGERS        Director                               May 2, 1996
	Paul R. Seegers

/s/ IAN L. WHITE-THOMSON    Director                               May 2, 1996
    Ian L. White-Thomson
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